Exhibit 99.2

	First-Quarter 2023 Detailed Supplemental Information

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	17,762	21,161	21,013	18,558	78,494	14,811				14,811
Equity in earnings of affiliates	426	524	561	570	2,081	499				499
Gain (loss) on dispositions	817	262	(40)	38	1,077	93				93
Other income	286	42	80	96	504	114				114
Total Revenues and Other Income	19,291	21,989	21,614	19,262	82,156	15,517				15,517

Costs and Expenses
Purchased commodities	6,751	9,234	9,251	8,735	33,971	6,138				6,138
Production and operating expenses	1,581	1,741	1,799	1,885	7,006	1,779				1,779
Selling, general and administrative expenses	187	96	148	192	623	159				159
Exploration expenses	69	143	89	263	564	138				138
Depreciation, depletion and amortization	1,823	1,810	1,872	1,999	7,504	1,942				1,942
Impairments	2	2	2	(18)	(12)	1				1
Taxes other than income taxes	814	1,020	843	687	3,364	576				576
Accretion on discounted liabilities	61	61	60	68	250	68				68
Interest and debt expense	217	211	199	178	805	188				188
Foreign currency transactions (gain) loss	24	(70)	(93)	39	(100)	(44)				(44)
Other expenses	(136)	86	4	(1)	(47)	10				10
Total Costs and Expenses	11,393	14,334	14,174	14,027	53,928	10,955				10,955
Income before income taxes	7,898	7,655	7,440	5,235	28,228	4,562				4,562
Income tax provision	2,139	2,510	2,913	1,986	9,548	1,642				1,642
Net Income	5,759	5,145	4,527	3,249	18,680	2,920				2,920

Net Income Per Share of Common Stock (dollars)
Basic	4.41	3.98	3.56	2.61	14.62	2.38				2.38
Diluted	4.39	3.96	3.55	2.61	14.57	2.38				2.38

Average Common Shares Outstanding (in thousands)*
Basic	1,301,930	1,289,791	1,256,893	1,239,277	1,274,028	1,220,228				1,220,228
Diluted	1,307,404	1,295,844	1,269,321	1,243,037	1,278,163	1,223,355				1,223,355
*Ending Common Shares Outstanding is 1,210,059 as of March 31, 2023, compared with 1,223,856 as of December 31, 2022.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	802	983	800	652	3,237	567				567

Lower 48	3,547	4,456	3,542	2,557	14,102	2,378				2,378

Canada	381	418	158	(37)	920	8				8

Europe, Middle East and North Africa	1,774	1,533	2,615	1,767	7,689	1,244				1,244

Asia Pacific	1,310	637	627	643	3,217	582				582

Other International	-	-	2	-	2	1				1

Corporate and Other	84	(372)	(304)	(347)	(939)	(218)				(218)

Consolidated	7,898	7,655	7,440	5,235	28,228	4,562				4,562

EFFECTIVE INCOME TAX RATES

Alaska*	27.1%	30.1%	27.6%	23.1%	27.4%	26.7%				26.7%

Lower 48	21.4%	19.6%	25.1%	22.1%	21.9%	22.1%				22.1%

Canada	23.7%	24.3%	24.9%	67.4%	22.4%	21.9%				21.9%

Europe, Middle East and North Africa	76.8%	74.9%	64.7%	70.3%	70.8%	70.6%				70.6%

Asia Pacific	13.3%	17.7%	16.9%	13.6%	14.9%	10.3%				10.3%

Other International	-137.8%	43.0%	2484.7%	3159.7%	2211.2%	-				-

Corporate and Other	-546.2%	6.2%	21.4%	17.1%	64.9%	-11.3%				-11.3%

Consolidated	27.1%	32.8%	39.1%	37.9%	33.8%	36.0%				36.0%
*Alaska including taxes other than income taxes.	47.8%	52.1%	48.6%	43.0%	48.4%	42.3%				42.3%

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	584	687	580	501	2,352	416				416

Lower 48	2,790	3,581	2,653	1,991	11,015	1,852				1,852

Canada	291	316	119	(12)	714	6				6

Europe, Middle East and North Africa	412	385	922	525	2,244	365				365

Asia Pacific	1,136	525	520	555	2,736	522				522

Other International	-	-	(28)	(23)	(51)	1				1

Corporate and Other	546	(349)	(239)	(288)	(330)	(242)				(242)

Consolidated	5,759	5,145	4,527	3,249	18,680	2,920				2,920

SPECIAL ITEMS

Alaska	23	-	-	26	49	-				-

Lower 48	16	69	(42)	16	59	-				-

Canada	176	118	(12)	(82)	200	-				-

Europe, Middle East and North Africa	-	(58)	-	-	(58)	-				-

Asia Pacific	534	-	27	-	561	-				-

Other International	-	-	(29)	(20)	(49)	-				-

Corporate and Other	721	(70)	(7)	(66)	578	-				-

Consolidated	1,470	59	(63)	(126)	1,340	-				-
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	561	687	580	475	2,303	416				416

Lower 48	2,774	3,512	2,695	1,975	10,956	1,852				1,852

Canada	115	198	131	70	514	6				6

Europe, Middle East and North Africa	412	443	922	525	2,302	365				365

Asia Pacific	602	525	493	555	2,175	522				522

Other International	-	-	1	(3)	(2)	1				1

Corporate and Other	(175)	(279)	(232)	(222)	(908)	(242)				(242)

Consolidated	4,289	5,086	4,590	3,375	17,340	2,920				2,920

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	30.0%	30.1%	27.6%	27.1%	28.9%	26.7%				26.7%

Lower 48	22.1%	19.6%	25.1%	22.1%	22.1%	22.1%				22.1%

Canada	24.4%	25.1%	24.5%	24.0%	24.6%	21.9%				21.9%

Europe, Middle East and North Africa	76.8%	71.1%	64.7%	70.3%	70.1%	70.6%				70.6%

Asia Pacific	22.4%	17.7%	17.7%	13.6%	18.1%	10.3%				10.3%

Other International	-137.8%	43.0%	16.8%	500.9%	168.2%	-				-

Corporate and Other	38.1%	3.4%	21.9%	14.8%	19.6%	-11.3%				-11.3%

Consolidated	36.8%	32.2%	38.7%	37.8%	36.2%	36.0%				36.0%

	2022					2023
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Income tax provision (benefit)[1]	(23)	-	-	(26)	(49)	-				-
Total	23	-	-	26	49	-				-

Lower 48
Transaction and restructuring expenses	(14)	(14)	-	-	(28)	-				-
Gain (loss) on asset sales	-	101	(55)	21	67	-				-
Subtotal before income taxes	(14)	87	(55)	21	39	-				-
Income tax provision (benefit)[2]	(30)	18	(13)	5	(20)	-				-
Total	16	69	(42)	16	59	-				-

Canada
Exploration Expense	-	-	-	(129)	(129)	-				-
Gain (loss) on asset sales	229	153	(15)	-	367	-				-
Subtotal before income taxes	229	153	(15)	(129)	238	-				-
Income tax provision (benefit)[3]	53	35	(3)	(47)	38	-				-
Total	176	118	(12)	(82)	200	-				-

Europe, Middle East and North Africa
Income tax provision (benefit)[4]	-	58	-	-	58	-				-
Total	-	(58)	-	-	(58)	-				-

Asia Pacific
Gain (loss) on asset sales	534	-	-	-	534	-				-
Pending claims and settlements	-	-	27	-	27	-				-
Subtotal before income taxes	534	-	27	-	561	-				-
Income tax provision (benefit)	-	-	-	-	-	-				-
Total	534	-	27	-	561	-				-

Other International
Income tax provision (benefit)[5]	-	-	29	20	49	-				-
Total	-	-	(29)	(20)	(49)	-				-

Corporate and Other
Pending claims and settlements	-	-	(7)	(87)	(94)	-				-
Gain (loss) on investment in Cenovus Energy	251	-	-	-	251	-				-
Gain (loss) on AUD FX derivative	(10)	-	-	-	(10)	-				-
Gain (loss) on debt extinguishment and exchange fees	127	(83)	-	-	44	-				-
Subtotal before income taxes	368	(83)	(7)	(87)	191	-				-
Income tax provision (benefit)[6]	(353)	(13)	-	(21)	(387)	-				-
Total	721	(70)	(7)	(66)	578	-				-

Total Company	1,470	59	(63)	(126)	1,340	-				-
[1]Includes a tax adjustment in Q1 2022 related to the closure of an audit; Q4 2022 tax adjustment in Alaska.
[2]Includes a tax adjustment in Q1 2022 related to the closure of an audit.
[3]Includes a tax adjustment in Q4 2022 related to pending claims and settlements.
[4]Includes a tax adjustment in Q2 2022 related to Norway tax reform.
[5]Includes a tax adjustment in Q3 2022 and Q4 2022 related to pending claims and settlements.
[6]Includes tax adjustment related to Q1 2022 Indonesia disposition; Q1 2022 tax adjustments including the closure of an audit; Q4 2022 tax adjustment related to pending claims and settlements.

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,414	6,909	8,010	6,458	6,458	6,974				6,974
Short-term investments	730	1,272	2,412	2,785	2,785	1,635				1,635
Accounts and notes receivable	7,807	8,081	7,338	7,075	7,075	5,280				5,280
Accounts and notes receivable—related parties	72	72	16	13	13	16				16
Inventories	1,174	1,234	1,226	1,219	1,219	1,258				1,258
Prepaid expenses and other current assets	1,389	1,292	1,451	1,199	1,199	953				953
Total Current Assets	17,586	18,860	20,453	18,749	18,749	16,116				16,116
Investments and long-term receivables	8,309	8,203	8,204	8,225	8,225	8,197				8,197
Net properties, plants and equipment	64,642	64,008	63,673	64,866	64,866	65,090				65,090
Other assets	2,771	2,622	2,507	1,989	1,989	2,038				2,038
Total Assets	93,308	93,693	94,837	93,829	93,829	91,441				91,441

Liabilities
Accounts payable	4,875	5,845	6,242	6,113	6,113	5,078				5,078
Accounts payable—related parties	22	28	26	50	50	22				22
Short-term debt	1,160	676	664	417	417	1,317				1,317
Accrued income and other taxes	3,162	2,759	3,187	3,193	3,193	2,847				2,847
Employee benefit obligations	446	529	628	728	728	420				420
Other accruals	1,959	2,379	3,250	2,346	2,346	1,869				1,869
Total Current Liabilities	11,624	12,216	13,997	12,847	12,847	11,553				11,553
Long-term debt	17,586	16,295	16,297	16,226	16,226	15,266				15,266
Asset retirement obligations and accrued environmental costs	5,815	5,737	5,729	6,401	6,401	6,324				6,324
Deferred income taxes	6,556	6,694	7,218	7,726	7,726	7,927				7,927
Employee benefit obligations	1,085	1,080	1,087	1,074	1,074	1,007				1,007
Other liabilities and deferred credits	1,424	1,469	1,430	1,552	1,552	1,581				1,581
Total Liabilities	44,090	43,491	45,758	45,826	45,826	43,658				43,658

Equity
Common stock issued
Par value	21	21	21	21	21	21				21
Capital in excess of par	60,907	61,045	61,089	61,142	61,142	61,100				61,100
Treasury stock	(52,344)	(54,644)	(57,444)	(60,189)	(60,189)	(61,904)				(61,904)
Accumulated other comprehensive loss	(4,808)	(5,313)	(5,865)	(6,000)	(6,000)	(6,027)				(6,027)
Retained earnings	45,442	49,093	51,278	53,029	53,029	54,593				54,593
Total Equity	49,218	50,202	49,079	48,003	48,003	47,783				47,783
Total Liabilities and Equity	93,308	93,693	94,837	93,829	93,829	91,441				91,441

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	5,759	5,145	4,527	3,249	18,680	2,920				2,920
Depreciation, depletion and amortization	1,823	1,810	1,872	1,999	7,504	1,942				1,942
Impairments	2	2	2	(18)	(12)	1				1
Dry hole costs and leasehold impairments	7	97	32	204	340	68				68
Accretion on discounted liabilities	61	61	60	68	250	68				68
Deferred taxes	373	495	726	492	2,086	324				324
Undistributed equity earnings	220	371	(22)	373	942	491				491
Gain (loss) on dispositions	(817)	(262)	40	(38)	(1,077)	(93)				(93)
Gain on investment in Cenovus Energy	(251)	-	-	-	(251)	-				-
Other	(152)	115	(1)	124	86	(35)				(35)
Net working capital changes	(1,957)	80	1,504	139	(234)	(283)				(283)
Net Cash Provided by Operating Activities	5,068	7,914	8,740	6,592	28,314	5,403				5,403

Cash Flows from Investing Activities
Capital expenditures and investments	(3,161)	(1,968)	(2,497)	(2,533)	(10,159)	(2,897)				(2,897)
Working capital changes associated with investing activities	363	133	46	(22)	520	208				208
Acquisition of businesses, net of cash acquired	37	-	-	(97)	(60)	-				-
Proceeds from asset dispositions	2,332	619	403	117	3,471	188				188
Net (purchases) sales of investments	(263)	(841)	(1,131)	(394)	(2,629)	1,065				1,065
Collection of advances/loans—related parties	55	-	59	-	114	-				-
Other	26	(34)	15	(5)	2	(12)				(12)
Net Cash Used in Investing Activities	(611)	(2,091)	(3,105)	(2,934)	(8,741)	(1,448)				(1,448)

Cash Flows from Financing Activities
Net repayment of debt	(1,067)	(1,865)	(45)	(393)	(3,370)	(43)				(43)
Issuance of company common stock	271	79	(5)	17	362	(97)				(97)
Repurchase of company common stock	(1,425)	(2,300)	(2,799)	(2,746)	(9,270)	(1,700)				(1,700)
Dividends paid	(864)	(988)	(1,484)	(2,390)	(5,726)	(1,488)				(1,488)
Other	(52)	(4)	3	4	(49)	2				2
Net Cash Used in Financing Activities	(3,137)	(5,078)	(4,330)	(5,508)	(18,053)	(3,326)				(3,326)

Effect of Exchange Rate Changes	21	(258)	(215)	228	(224)	(104)				(104)

Net Change in Cash, Cash Equivalents and Restricted Cash	1,341	487	1,090	(1,622)	1,296	525				525
Cash, cash equivalents and restricted cash at beginning of period	5,398	6,739	7,226	8,316	5,398	6,694				6,694
Cash, Cash Equivalents and Restricted Cash at End of Period	6,739	7,226	8,316	6,694	6,694	7,219				7,219

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	253	218	269	351	1,091	406				406

Lower 48	1,062	1,285	1,773	1,510	5,630	1,704				1,704

Canada	122	125	135	148	530	136				136

Europe, Middle East and North Africa	172	192	167	467	998	209				209

Asia Pacific	1,538	126	127	89	1,880	63				63

Other International	-	-	-	-	-	-				-

Corporate and Other	14	22	26	(32)	30	379				379
Total Capital Expenditures and Investments	3,161	1,968	2,497	2,533	10,159	2,897				2,897

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,747	1,692	1,754	1,758	1,738	1,792				1,792

Crude Oil (MBD)
Consolidated operations	903	857	882	899	885	926				926
Equity affiliates	12	14	13	13	13	11				11
Total	915	871	895	912	898	937				937
Over (under) lifting of crude oil (MBD)	28	27	4	9	17	(4)				(4)

NGL (MBD)
Consolidated operations	216	236	263	261	244	264				264
Equity affiliates	7	8	8	8	8	7				7
Total	223	244	271	269	252	271				271

Bitumen (MBD)
Consolidated operations	67	59	69	69	66	69				69
Total	67	59	69	69	66	69				69

Natural Gas (MMCFD)
Consolidated operations	2,126	1,872	1,899	1,862	1,939	1,922				1,922
Equity affiliates	1,127	1,235	1,214	1,184	1,191	1,166				1,166
Total	3,253	3,107	3,113	3,046	3,130	3,088				3,088

Industry Prices
Crude Oil ($/BBL)
WTI	94.29	108.41	91.56	82.64	94.23	76.13				76.13
WCS	79.76	95.71	71.88	56.72	76.02	51.31				51.31
Brent dated	101.40	113.78	100.85	88.71	101.19	81.27				81.27
JCC ($/BBL)	80.43	86.09	110.97	113.23	97.68	100.49				100.49
Natural Gas ($/MMBTU)
Henry Hub first of month	4.96	7.17	8.20	6.26	6.65	3.44				3.44

Average Realized Prices
Total ($/BBL)	76.99	88.57	83.07	71.05	79.82	60.86				60.86

Crude Oil ($/BBL)
Consolidated operations	94.79	111.49	97.60	85.61	97.23	77.60				77.60
Equity affiliates	97.20	111.97	94.58	83.64	97.31	80.97				80.97
Total	94.82	111.50	97.56	85.58	97.23	77.65				77.65

NGL ($/BBL)
Consolidated operations	40.95	42.20	34.83	26.46	35.67	24.97				24.97
Equity affiliates	67.04	72.44	55.51	50.61	61.22	57.71				57.71
Total	41.80	43.26	35.47	27.21	36.50	25.84				25.84

Bitumen ($/BBL)
Consolidated operations	65.86	75.42	49.77	34.47	55.56	29.49				29.49
Total	65.86	75.42	49.77	34.47	55.56	29.49				29.49

Natural Gas ($/MCF)
Consolidated operations	8.81	10.19	14.14	9.26	10.56	5.65				5.65
Equity affiliates	8.86	10.08	11.37	12.19	10.67	9.95				9.95
Total	8.83	10.15	13.04	10.44	10.60	7.30				7.30

Exploration Expenses ($ Millions)
Dry holes	1	87	25	138	251	49				49
Leasehold impairment	6	10	7	66	89	19				19
Total noncash expenses	7	97	32	204	340	68				68
Other (G&A, G&G and lease rentals)	62	46	57	59	224	70				70
Total exploration expenses	69	143	89	263	564	138				138

U.S. exploration expenses	54	40	42	86	222	108				108
International exploration expenses	15	103	47	177	342	30				30

DD&A ($ Millions)
Alaska	226	234	232	247	939	260				260
Lower 48	1,168	1,192	1,198	1,307	4,865	1,319				1,319
Canada	102	98	96	106	402	91				91
Europe, Middle East and North Africa	192	157	196	191	736	153				153
Asia Pacific	124	118	140	136	518	113				113
Other International	-	-	-	-	-	-				-
Corporate and Other	11	11	10	12	44	6				6
Total DD&A	1,823	1,810	1,872	1,999	7,504	1,942				1,942

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	182	177	171	179	177	179				179
Lower 48	538	528	537	534	534	561				561
Canada	6	5	4	8	6	6				6
Norway	76	56	77	74	71	70				70
Libya	37	34	30	44	36	47				47
Europe, Middle East and North Africa	113	90	107	118	107	117				117
China	30	29	31	31	30	34				34
Indonesia	1				-
Malaysia	33	28	32	29	31	29				29
Asia Pacific	64	57	63	60	61	63				63
Total consolidated operations	903	857	882	899	885	926				926
Equity affiliates	12	14	13	13	13	11				11
Total	915	871	895	912	898	937				937

NGL (MBD)
Consolidated operations
Alaska	18	16	15	17	17	18				18
Lower 48	191	214	241	236	221	239				239
Canada	3	3	3	4	3	3				3
Norway	4	3	4	4	3	4				4
Europe, Middle East and North Africa	4	3	4	4	3	4				4
Total consolidated operations	216	236	263	261	244	264				264
Equity affiliates	7	8	8	8	8	7				7
Total	223	244	271	269	252	271				271

Bitumen (MBD)
Canada	67	59	69	69	66	69				69
Total	67	59	69	69	66	69				69

Natural Gas (MMCFD)
Consolidated operations
Alaska	35	34	29	39	34	42				42
Lower 48	1,426	1,411	1,410	1,362	1,402	1,418				1,418
Canada	63	66	49	64	61	64				64
Norway	308	284	312	317	306	313				313
Libya	23	22	19	26	22	29				29
Europe, Middle East and North Africa	331	306	331	343	328	342				342
Indonesia	194				48
Malaysia	77	55	80	54	66	56				56
Asia Pacific	271	55	80	54	114	56				56
Total consolidated operations	2,126	1,872	1,899	1,862	1,939	1,922				1,922
Equity affiliates	1,127	1,235	1,214	1,184	1,191	1,166				1,166
Total	3,253	3,107	3,113	3,046	3,130	3,088				3,088

Total (MBOED)
Consolidated operations
Alaska	206	199	191	203	200	204				204
Lower 48	967	977	1,013	997	989	1,036				1,036
Canada	86	78	84	92	85	89				89
Norway	131	106	133	131	125	126				126
Libya	41	38	33	48	40	52				52
Europe, Middle East and North Africa	172	144	166	179	165	178				178
China	30	29	31	31	30	34				34
Indonesia	33				8
Malaysia	46	37	45	38	42	38				38
Asia Pacific	109	66	76	69	80	72				72
Total consolidated operations	1,540	1,464	1,530	1,540	1,519	1,579				1,579
Equity affiliates	207	228	224	218	219	213				213
Total	1,747	1,692	1,754	1,758	1,738	1,792				1,792

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	95.54	114.77	103.90	91.34	101.72	82.22				82.22
Lower 48	93.55	109.14	93.19	82.28	94.46	74.36				74.36
Canada	82.13	94.79	71.11	73.62	79.94	65.07				65.07
Norway	92.18	116.93	104.10	89.96	99.88	85.34				85.34
Libya	99.92	113.03	98.55	87.39	97.85	80.41				80.41
Europe, Middle East and North Africa	94.68	115.61	102.70	88.86	99.20	83.52				83.52
China	105.75	115.00	101.95	88.21	101.87	76.93				76.93
Indonesia	77.09				77.09
Malaysia	104.88	119.26	115.94	98.90	109.42	89.99				89.99
Asia Pacific	104.84	117.14	108.99	93.29	105.52	83.50				83.50
Total consolidated operations	94.79	111.49	97.60	85.61	97.23	77.60				77.60
Equity affiliates	97.20	111.97	94.58	83.64	97.31	80.97				80.97
Total	94.82	111.50	97.56	85.58	97.23	77.65				77.65

NGL ($/BBL)
Consolidated operations
Lower 48	40.42	42.00	34.59	26.21	35.36	24.58				24.58
Canada	41.83	44.93	29.62	34.08	37.70	29.02				29.02
Norway	58.67	68.00	51.67	40.72	54.52	47.91				47.91
Europe, Middle East and North Africa	58.67	68.00	51.67	40.72	54.52	47.91				47.91
Total consolidated operations	40.95	42.20	34.83	26.46	35.67	24.97				24.97
Equity affiliates	67.04	72.44	55.51	50.61	61.22	57.71				57.71
Total	41.80	43.26	35.47	27.21	36.50	25.84				25.84

Bitumen ($/BBL)
Canada*	65.86	75.42	49.77	34.47	55.56	29.49				29.49
Total	65.86	75.42	49.77	34.47	55.56	29.49				29.49

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.92	3.34	4.38	3.24	3.64	4.58				4.58
Lower 48	4.63	6.85	7.36	4.82	5.92	2.92				2.92
Canada	3.25	4.47	2.40	4.04	3.62	4.64				4.64
Norway	30.93	30.06	50.57	29.74	35.33	18.04				18.04
Libya	5.13	5.61	7.46	8.00	6.59	7.67				7.67
Europe, Middle East and North Africa	29.18	28.32	48.10	28.13	33.39	17.18				17.18
Indonesia	8.26				8.26
Malaysia	3.85	4.17	4.18	4.24	4.09	4.30				4.30
Asia Pacific	7.01	4.17	4.18	4.24	5.84	4.30				4.30
Total consolidated operations	8.81	10.19	14.14	9.26	10.56	5.65				5.65
Equity affiliates	8.86	10.08	11.37	12.19	10.67	9.95				9.95
Total	8.83	10.15	13.04	10.44	10.60	7.30				7.30
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.

	2022					2023
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	546	(349)	(239)	(288)	(330)	(242)				(242)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(218)	(164)	(125)	(93)	(600)	(90)				(90)
Corporate G&A expenses	(79)	(16)	(62)	(87)	(244)	(90)				(90)
Technology*	58	(9)	(8)	(9)	32	6				6
Other	785	(160)	(44)	(99)	482	(68)				(68)
Total	546	(349)	(239)	(288)	(330)	(242)				(242)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(227)	(224)	(215)	(197)	(863)	(214)				(214)
Capitalized interest	10	13	16	19	58	26				26
Interest revenue	6	29	60	90	185	95				95
Total	(211)	(182)	(139)	(88)	(620)	(93)				(93)

Debt
Total debt ($ Millions)	18,746	16,971	16,961	16,643	16,643	16,583				16,583
Debt-to-capital ratio (%)	28%	25%	26%	26%	26%	26%				26%

Equity ($ Millions)	49,218	50,202	49,079	48,003	48,003	47,783				47,783

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day